Registration No. 333-33831
                                                                     Rule 497(e)


BACK BAY FUNDS, INC.                                    600 FIFTH AVENUE
                                                        NEW YORK, NEW YORK 10020
                                                       (212) 830-5220


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SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 1999


V. DISTRIBUTION ARRANGEMENTS
Rule 12b-1 Fees


      Effective immediately, the last paragraph on page 20 of the Prospectus has been amended to read as follows:

               Class C shares of the Fund are available to defined contribution and other retirement plan providers. The life insurance companies whose qualified retirement plan clients may purchase Class C shares of the Portfolio have contracted with the Distributor to perform certain sub-transfer agent accounting services for their qualified retirement plan clients. In consideration of the provisions of these sub-transfer agency accounting services, the life insurance companies will receive sub-transfer agency fees from the Distributor or its affiliate, the Fund's transfer agent. Defined contribution and other retirement plan providers who may purchase Class C shares of the Portfolio will be reimbursed for expenses incurred in providing recordkeeping, marketing, client service and participant educational services. As a result of the payment of these fees to insurance companies and the reimbursement of expenses to defined contribution and other retirement plan providers, Class C shares will have higher fees and expenses than the other classes of the Portfolio.






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